SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2009

DOVER MOTORSPORTS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 1-11929

Delaware	51-0357525
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1131 N. DuPont Highway, Dover, Delaware 19901

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (302) 883-6500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

By letter dated November 9, 2009 and attached to a Schedule 13D filed on November 12, 2009, Mario Cibelli made an offer to purchase certain shares of Class A Common Stock of the Company owned by the RMT Trust. The RMT Trust has responded by letter dated November 17, 2009 and has indicated that it has no interest in pursuing Mr. Cibelli’s offer. A copy of the RMT Trust letter is attached to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibit

99.1 Letter from RMT Trust to Mario Cibelli dated November 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Motorsports, Inc.

/S/ DENIS MCGLYNN
Denis McGlynn
President and Chief Executive Officer

Dated: November 17, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter from RMT Trust to Mario Cibelli dated November 17, 2009

3